Exhibit
                                      99.2

RG AMERICA, INC. f/k/a INVVISION CAPITAL, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2004

                                                                     Practical
                                                                      Business          Pro                    Pro
                                                                     Solutions         Forma                  Forma
                                                     RG America      2000, Inc.     Adjustments              Combined
                                                    ------------    ------------    ------------           ------------
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                           $     65,338    $      2,118    $         --           $     67,456
Accounts receivable, net                                 453,298          90,861         (44,000)  f            500,159
Other receivables                                        341,652          50,525         (47,687) b,c,d         344,490
Prepaid expense and other current assets                  33,509              --              --                 33,509
                                                    ------------    ------------    ------------  -------  ------------
     Total current assets                                893,797         143,504         (91,687)               945,614

Property and equipment, net                              295,064          47,949              --                343,013
Goodwill                                                      --              --         401,033   a            401,033
                                                    ------------    ------------    ------------  -------  ------------

     Total Assets                                   $  1,188,861    $    191,453    $    309,346           $  1,689,660
                                                    ============    ============    ============  =======  ============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITES:

Accounts payable                                    $  1,328,132    $     39,489    $         --           $  1,367,621
Other payables                                           447,310              --         (20,689)  c            426,621
Accrued expenses                                         148,817          35,624           8,807   a,d          193,248
Note payable - related party                             314,352          26,000         (20,000)  d            320,352
Note payable                                             260,100           8,622              --                268,722
Deferred revenue                                         151,470              --              --                151,470
                                                    ------------    ------------    ------------  -------  ------------
     Total current liabilities                         2,650,181         109,735         (31,882)             2,728,034

Deferred income tax liabilities                               --           4,099          (4,099)  e                 --
                                                    ------------    ------------    ------------  -------  ------------
     Total Liabilities                                 2,650,181         113,834         (35,981)             2,728,034

STOCKHOLDERS' EQUITY (DEFICIENCY):

Common stock                                             139,064           1,000              --                140,064
Additional paid in capital                             4,350,215         105,196         243,804   a          4,699,215
Common stock warrants                                    130,000              --              --                130,000
Accumulated deficit                                   (6,080,599)        (28,577)        101,523  a,b,e,f    (6,007,653)
                                                    ------------    ------------    ------------  -------  ------------
     Total Stockholders' Equity (Deficiency)          (1,461,320)         77,619         345,327             (1,038,374)
                                                    ------------    ------------    ------------  -------  ------------

     Total Liabilities and Stockholders' Equity
                    (Deficiency)                    $  1,188,861    $    191,453    $    309,346           $  1,689,660
                                                    ============    ============    ============  =======  ============


                            See accompanying notes.